Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with Goosehead Insurance, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Mark E. Jones, the Chief Executive Officer and Mark S. Colby, the Chief Financial Officer of Goosehead Insurance, Inc., each certifies that, to the best of his knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Goosehead Insurance, Inc.

Date: July 28, 2021

/s/ Mark E. Jones_______________________
Mark E. Jones
Chief Executive Officer

Date: July 28, 2021

/s/ Mark S. Colby_______________________
Mark S. Colby
Chief Financial Officer